UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 10, 2011 (April 26, 2013)

STAFFING 360 SOLUTIONS, INC.

(Exact name of registrant as specified in Charter)

Nevada	333-169152	60-0680859
(State of other Jurisdiction of incorporation)	(Commission file no.)	(IRS employer identification no.)

642 Lexington Avenue Suite 1526 New York, New York	11572
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 740-2929

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 to Form 8-K is an amendment to the Current Report on Form 8-K filed by Staffing 360 Solutions, Inc. (the “Company”) on April 26, 2013 (the “Original 8-K”).  The Original 8-K disclosed several transactions relating to the Company, one among them being a transaction contemplated by that certain Stock Purchase Agreement, dated as of the March 21, 2013 (the “SPA”), by and among the Company, The Revolution Group, Ltd. (“TRG”) and the shareholders of TRG.

Pursuant to the SPA, the Company consummated the acquisition of 100% of the issued and outstanding stock of TRG, pursuant to a SPA, dated March 21, 2013.  The aggregate consideration paid by the Company to the TRG Shareholders for the Acquisition is $1,665,849 (the “Purchase Price”), were as follows: (i) the Company made cash payments to the TRG Shareholders in an aggregate of $896,996; and (ii) the Company paid the remaining $768,853 of the Purchase Price by issuing to the TRG Shareholders of 512,569 restricted shares of the Company’s common stock, par value $0.0001 per share (the “Purchaser Shares”) at a price of $1.50 per share.

In addition to the Purchase Price, the Company will pay to the Shareholders performance based compensation in an amount in cash equal to the following percentages of TRG’s Gross Profit from the Closing date through the end of the sixteenth (16th) quarter following the Closing Date (the “Earn Out Period”) not to exceed a total of ($1,500,000): (i) 20% of the amount of TRG’s gross profit up to and including an aggregate of $5,000,000 during the Earn Out Period; plus (ii) 7% of the amount of TRG’s gross profit, if any, in excess of an aggregate of $5,000,000 during the Earn Out Period.

As a result of the Acquisition, TRG became a wholly-owned subsidiary of the Company.

This Current Report on Form 8-K/A amends Item 9.01(b) of the Original 8-K and is being filed solely to provide the pro-forma financial information required under Item 9.01(b), which information were not included in the Original 8-K.

Item 9.01. Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

Unaudited Pro Forma, Combined Financial Information of the Company and related notes as of December 31, 2012 and March 31, 2013 is filed as Exhibit 99.2 hereto.

(d)	Exhibits.

Exhibit No.	Description

99.2	Unaudited Pro Forma, Combined Financial Information of the Company and related notes as of December 31, 2012 and March 31, 2013 is filed as Exhibit 99.2 hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 10, 2013	STAFFING 360 SOLUTIONS, INC.

	By:	/s/ Alfonso J. Cervantes
		Name:	Alfonso J. Cervantes
		Title:	President